                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              CFI INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                              CFI INDUSTRIES, INC.
                              935 W. UNION AVENUE
                               WHEATON, IL 60187
                                 (708) 668-2838

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 5, 1995
                            ------------------------

     TO: The Stockholders of CFI INDUSTRIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of CFI Industries, Inc., a Delaware corporation (the "Company"), will be held at Two North Riverside Plaza, Suite 200, Chicago, Illinois, on Tuesday, December 5, 1995, at 10:00 A.M., Chicago time for the following purposes:

        1. To elect a Board of seven (7) directors;

        2. To approve the Company's employee stock purchase plan, the Form Your Future Plan; and

        3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Stockholders of record at the close of business on October 18, 1995, are entitled to notice of and to vote at the Meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the Meeting will be available for examination by any stockholder at the Company's executive offices, for any purpose germane to the Meeting during ordinary business hours, for a period of at least ten days prior to the Meeting.

                                          By Order of the Board of Directors

                                          SUSAN OBUCHOWSKI
                                          Secretary

October 27, 1995
Chicago, Illinois

                            ------------------------

                                   IMPORTANT:

     THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                              CFI INDUSTRIES, INC.
                              935 W. UNION AVENUE
                               WHEATON, IL 60187
                                 (708) 668-2838
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the management of CFI Industries, Inc. ("CFI" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, December 5, 1995, and any adjournment thereof, the cost of which will be borne by the Company. In addition to solicitation by mail, employees of the Company may solicit proxies by telegraph, telephone and personal interviews. Brokers and other nominees who held stock of the Company on October 18, 1995, will be asked to contact the beneficial owners of the shares which they hold. The costs of solicitation, which are borne by the Company, will be nominal.

     This Proxy Statement and accompanying Proxy are being mailed to stockholders commencing on or about October 27, 1995. The Proxy, if properly executed and returned, will be voted according to your instructions, but it may be revoked at any time before it is exercised by giving notice in writing to the Secretary of the Company or by voting in person at the Meeting.

     Only stockholders of record on October 18, 1995 (the "Record Date"), or their proxy, will be entitled to vote at the Meeting. On such date 1,997,332 shares of common stock, par value $1.00 ("Common Stock"), were outstanding. Each share outstanding on the Record Date for the Meeting entitled the holder thereof to one vote upon each matter to be voted upon at the Meeting. The stockholders of a majority of the Common Stock, present in person or represented by Proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If, however, a quorum is not present or represented at the Meeting, the stockholders entitled to vote at the Meeting, whether present in person or represented by Proxy, shall only have the power to adjourn the Meeting until such time as a quorum is present or represented. At such time as a quorum is present or represented by Proxy, the Meeting will reconvene without notice to stockholders, other than an announcement at the prior adjournment of the Meeting, unless the adjournment is for more than thirty days or a new record date has been set.

     If a Proxy in the form enclosed is duly executed and returned, the shares of the Company's Common Stock represented thereby will be voted in accordance with the specifications made thereon by the stockholder. If no such specifications are made, such Proxy will be voted (i) for election of the seven nominees for directors; (ii) for approval of the Company's employee stock purchase plan, the Form Your Future Plan; and (iii) at the discretion of Philip
C. Calian and Robert W. George, the Board of Directors' designated proxies for the Meeting, with respect to such other business as may properly come before the Meeting or any adjournment thereof. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors. A Proxy is revocable by either a subsequently dated, properly executed Proxy appointment which is received by the Company prior to the time votes are counted at the Meeting, or by a stockholder giving notice of revocation to the Company in writing or during the Meeting prior to the time votes are counted. The mere presence at the Meeting of a stockholder who appointed a proxy does not itself revoke the appointment.

     One stockholder of the Company, Equity Holdings, can direct the voting of 66.8% of the outstanding shares of Common Stock. See "Security Ownership of Certain Beneficial Owners."

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     The Company recommends the election to the Board of Directors (the "Board") of the seven nominees whose names appear below. The enclosed Proxy will be voted for the election of the seven nominees unless authority is withheld. The affirmative vote of shares held of record by owners of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is required for election of the nominees. Each director will serve until the next Meeting and thereafter until a successor has been duly elected and qualified or until his or her earlier resignation or removal. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other person or persons as the Board may recommend. All of the nominees are presently directors.

     The following table sets forth the name of each nominee and, for each, the period during which the nominee has served as a director, information relating to the nominee's age, principal occupation and business experience during the past five years, any other directorships held by the nominee in publicly held companies, and certain other information. For information concerning membership on committees of the Board, see "Committees of the Board of Directors; Meetings."

                                                     PRINCIPAL POSITIONS WITH THE COMPANY;
                        YEAR BECAME                   PRINCIPAL OCCUPATION OR EMPLOYMENT
         NAME           A DIRECTOR    AGE           AND FIVE-YEAR EMPLOYMENT HISTORY(1)(2)
----------------------  -----------   ---   -------------------------------------------------------
C. CLIFFORD BRAKE.....      1991      62    Director and Senior Vice President--Operations of
                                            Falcon Building Products, Inc. since 1994; Group
                                            Executive of Eagle Industries, Inc. since February 1987
                                            and a director since September 1990.
MARSHALL L. BURMAN....      1991      66    Of counsel to the law firm of Wildman, Harrold, Allen &
                                            Dixon since January 1992; senior partner of Arvey,
                                            Hodes, Costello & Burman for more than five years until
                                            January 1992; Chairman of the Board of the Illinois
                                            State Board of Investment and a director of Helene
                                            Curtis Industries, Inc. and IDEON Group, Inc.
PHILIP C. CALIAN......      1991      33    Chairman of the Company and its wholly owned
                                            subsidiary, Plastofilm Industries, Inc. ("Plastofilm")
                                            since March 1995; Co-Chairman and Chief Executive
                                            Officer of the Company and Plastofilm from September
                                            1994 until March 1995; Acting President and Chief
                                            Executive Officer of the Company and Plastofilm from
                                            January 1994 through September 1994; Vice President,
                                            Chief Financial Officer and Treasurer of the Company
                                            and Plastofilm from September 1993 until September
                                            1994; Director, President and Chief Executive Officer
                                            of American Classic Voyages Co. ("American Classic")
                                            since February 1995; Executive Vice President and Chief
                                            Operating Officer of American Classic from December
                                            1994 until February 1995; Director--Mergers and
                                            Acquisitions of Great American Management and
                                            Investment, Inc. from May 1990 until December 1994.

                                                     PRINCIPAL POSITIONS WITH THE COMPANY;
                        YEAR BECAME                   PRINCIPAL OCCUPATION OR EMPLOYMENT
         NAME           A DIRECTOR    AGE           AND FIVE-YEAR EMPLOYMENT HISTORY(1)(2)
----------------------  -----------   ---   -------------------------------------------------------
ROBERT W. GEORGE......      1995      48    President, Chief Executive Officer and Chief Operating
                                            Officer of the Company and Plastofilm since March 1995;
                                            President and Chief Operating Officer of the Company
                                            and Plastofilm from September 1994 until March 1995;
                                            Consultant to the Company and Plastofilm from June 1994
                                            until September 1994; From May 1993 through June 1994,
                                            Mr. George was President and Chief Operating Officer of
                                            Nitro-Bar Ltd., a manufacturer of specialty steel heat
                                            treatment products; From October 1989 to May 1993, Mr.
                                            George was a private business performance consultant,
                                            providing strategic business assessments and interim
                                            management services.
RICHARD M. HARRIS.....      1991      60    Private consultant since July 1992; Senior Vice
                                            President, Axel Johnson Inc. from July 1987 to July
                                            1992.
DONALD J.
  LIEBENTRITT.........      1990      45    Vice President of the Company since September 1989;
                                            Vice President of Plastofilm since June 1989; member of
                                            the law firm Rosenberg & Liebentritt, P.C.
SHELI Z. ROSENBERG....      1989      53    Co-Chairman of the Board of the Company and Plastofilm
                                            from September 1994 until March 1995; Acting Chairman
                                            of the Company and Plastofilm from January 1994 until
                                            September 1994; President of the Company from October
                                            1990 to September 1991; member of the law firm
                                            Rosenberg & Liebentritt, P.C.; Director, President and
                                            Chief Executive Officer of Equity Group Investments,
                                            Inc. ("Equity Group") and Equity Financial Management
                                            Company, ("Equity Financial") both are investment
                                            firms, since November 1994; Executive Vice President
                                            and a director of Equity Group and Equity Financial for
                                            more than five years prior to November 1994; prior to
                                            October 4, 1991, Mrs. Rosenberg was Vice President of
                                            Madison Management Group, Inc. ("Madison"). Madison
                                            filed a petition under the federal bankruptcy laws on
                                            November 8, 1991. Vice President of First Capital
                                            Benefits Administrators, Inc. ("Benefit
                                            Administrators") since July 1987. Benefits
                                            Administrators filed a petition under the federal
                                            bankruptcy laws January 3, 1995. A director of American
                                            Classic, Anixter International Inc., Capsure Holdings
                                            Corp., Falcon Building Products, Inc., Great American
                                            Management and Investment, Inc., Jacor Communications,
                                            Inc., Revco D.S., Inc. and The Vigoro Corporation; and
                                            a trustee of Equity Residential Properties Trust.

---------------
(1) Each nominee's principal occupation has been held for more than the past five years except as otherwise indicated.

(2) Only directorships of issuers with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the
    "Act") or subject to the requirements of Section 15(d) of the Act or directorships of issuers registered as investment companies under the Investment Company Act of 1940 are listed in the above table.

                 COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

     The Board, which met six times during fiscal 1995, has delegated some of its authority to its Audit Committee and its Option and Compensation Committee. The Audit Committee, which met three times during fiscal 1995, currently consists of Messrs. Burman and Harris. The Committee recommends to the Board a firm of independent certified public accountants to audit the Company's annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the auditors the financial statements and auditors' report and consults with the Company's management about the Company's system of internal accounting controls. The Committee reports to the Board on its activities and findings.

     The Option and Compensation Committee, which did not meet in fiscal 1995, is comprised of Messrs. Brake and Harris and Mrs. Rosenberg. During fiscal 1995, all actions concerning compensation and option grants were addressed by the full Board. The Option and Compensation Committee reviews and makes recommendations concerning proposals by management with respect to compensation, bonuses, employment agreements, stock option grants and other benefits and policies respecting such matters for all employees of the Company.

     Each director attended at least 75% of the aggregate number of meetings of the Board and the Committees on which he or she served for the period such director held such position.

                           SUMMARY COMPENSATION TABLE

                                                                                            ALL OTHER
                                                        SALARY       BONUS     OPTIONS/    COMPENSATION
         NAME AND PRINCIPAL POSITION            YEAR      ($)         ($)      SARS (#)        ($)
---------------------------------------------   ----    -------      ------    --------    ------------
Philip C. Calian.............................   1995          0(2)        0           0       14,625(3)
Chairman of Board(1)                            1994          0           0     100,000       14,250(3)
                                                1993          0           0       1,500       15,000(3)
Robert W. George.............................   1995    151,838(4)   19,534     100,000            0
President, Chief Executive Officer and          1994          0           0           0            0
Chief Operating Officer                         1993          0           0           0            0
Richard L. Partlow...........................   1995    110,198      19,534           0        3,150(5)
Vice President--Sales                           1994     95,425           0      60,000        2,850(5)
Plastofilm                                      1993    100,393           0       5,000        3,000(5)
Robert W. Zimmer.............................   1995     91,669      19,534       5,000        1,422(5)
Treasurer and Controller                        1994     42,404           0      30,000          312(5)
                                                1993          0           0           0            0

---------------
(1) Mr. Calian was Co-Chairman of the Board and Chief Executive Officer of the Company and Plastofilm from September 1994 until March 1995 and Acting President and Chief Executive Officer of the Company and Plastofilm from January 1994 until September 1994.

(2) In lieu of cash compensation for his role as Acting President and Chief Executive Officer, Mr. Calian received options to purchase 100,000 shares of Common Stock and an affiliate of EGI received $20,000 as reimbursement for his services.

(3) Includes directors fees.

(4) Includes $27,800 paid to Mr. George as a consultant to the Company and Plastofilm during July and August 1994.

(5) Includes contributions to Plastofilm's defined contribution plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                          INDIVIDUAL GRANTS                                    ANNUAL RATES OF
                                       ------------------------                                  STOCK PRICE
                                                   % OF TOTAL                                    APPRECIATION
                                       OPTIONS     GRANTED TO     EXERCISE OR                  FOR OPTION TERM
                                       GRANTED     EMPLOYEES      BASE PRICE    EXPIRATION   --------------------
                NAME                     (#)     IN FISCAL YEAR     ($/SH)         DATE      5%($)(1)   10%($)(2)
-------------------------------------  -------   --------------   -----------   ----------   --------   ---------
Philip C. Calian.....................        0           0               0                         0           0
Robert W. George.....................  100,000        73.0            2.75        9/14/04    172,946     438,279
Richard L. Partlow...................        0           0               0                         0           0
Robert W. Zimmer.....................    5,000         3.6            4.00        6/21/05     12,578      31,875

---------------
(1) Assumes a price of $4.48 at the end of ten years for options granted to Mr. George and a price of $6.52 at the end of ten years for options granted to Mr. Zimmer.

(2) Assumes a price of $7.13 at the end of ten years for options granted to Mr. George and a price of $10.37 at the end of ten years for options granted to Mr. Zimmer.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES

                                                                                             VALUE OF
                                                                         NUMBER OF         UNEXERCISED
                                                                        UNEXERCISED        IN-THE-MONEY
                                              SHARES                     OPTIONS AT         OPTIONS AT
                                            ACQUIRED ON     VALUE        FY-END (#)         FY-END ($)
                                             EXERCISE      REALIZED     EXERCISABLE/       EXERCISABLE/
                  NAME                          (#)          ($)       UNEXERCISABLE      UNEXERCISABLE
-----------------------------------------   -----------    --------    --------------     --------------
Philip C. Calian.........................        0             0            103,000/0          151,875/0
Robert W. George.........................        0             0        33,333/66,667      45,833/91,667
Richard L. Partlow.......................        0             0        43,334/21,666      63,751/31,875
Robert W. Zimmer.........................        0             0        20,000/15,000      30,000/15,625

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive an annual fee of $15,000 for serving as directors and an annual fee of $2,400 for serving on a Board committee. Additionally, on the date of each Meeting all directors receive options to purchase 1,500 shares at the fair market value of the Common Stock on the date of such Meeting. The options are immediately exercisable and expire at the end of ten years. On December 6, 1994, each director, except Mr. Calian who declined his options to purchase 1,500 shares, was granted options to purchase 1,500 shares at $4.375 per share.

                               PENSION PLAN TABLE

FINAL AVERAGE
REMUNERATION                        10           15           20           25           30           35
-------------                     -------      -------      -------      -------      -------      -------
  $50,000....................     $ 3,667      $ 5,500      $ 5,500      $ 5,500      $ 5,500      $ 5,500
  100,000....................       7,333       11,000       11,000       11,000       11,000       11,000
  150,000....................      11,000       16,500       16,500       16,500       16,500       16,500
  200,000....................      14,667       22,000       22,000       22,000       22,000       22,000
  250,000....................      16,296       24,444       24,444       24,444       24,444       24,444

     Until December 31, 1991, Plastofilm had provided a noncontributory Internal Revenue Service ("IRS") qualified pension plan for all full-time employees after the completion of one full year of service. The formula for the determination of benefits was computed by multiplying the highest five years' salary average by 11% and adjusting for the participant's years of service at the expected normal retirement date. The above amounts are calculated on a straight-life annuity basis which are not offset for Social Security or other benefits. On November 12, 1991, the Board of Plastofilm adopted a resolution to freeze future benefit accruals in the pension plan as of December 31, 1991.

     In fiscal 1995, Mr. Partlow, who is listed in the Summary Compensation Table, had accrued 3.5 years of pension plan participation and has $93,225 as his final average pay for purposes of calculating annual retirement benefits.

                       EMPLOYEE CONTRACTS AND TERMINATION
                 OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

     Plastofilm and each of Messrs. Partlow and Zimmer have an agreement that if his employment with Plastofilm is terminated without cause by Plastofilm prior to April 30, 1997, he will be paid compensation at his then base salary until the first to occur of (a) 270 days after his last day of employment, and (b) the date of which he starts full-time employment with another employer. Terminated without cause includes a termination subsequent to a sale or change in control with respect to Plastofilm, and following such sale or change in control there is subsequent diminution of his duties.

     Messrs. Partlow and Zimmer will also be offered coverage in Plastofilm's health insurance plan at the same cost as active employees until the first to occur of (a) or (b) above.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

     The Company has a Compensation and Option Committee. Its members are Messrs. Brake and Harris and Mrs. Rosenberg.

     No compensation committee interlock relationships existed during fiscal
1995.

     During fiscal 1995, the Company paid Rosenberg & Liebentritt, P.C., a law firm whose two stockholders are Mrs. Rosenberg and Mr. Liebentritt, $32,000 in legal fees. During fiscal 1995, the Company paid Seyfarth Shaw Fairweather & Geraldson ("Seyfarth") approximately $68,800. Mrs. Rosenberg's spouse is a partner at Seyfarth. Such amounts are also disclosed in "Certain Relationships and Related Transactions."

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation presented below and the Performance Graph following shall not be incorporated by reference into any such filings.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Though the Company does have an Option and Compensation Committee, during the last fiscal year, the full Board determined the compensation of the Company's executive officers, including those named in the Summary Compensation Table. The Board believes that the compensation of the Company's Chief Executive Officer and all of the Company's executive officers should be both competitive and based on Company performance.

     The Company's compensation policy takes into account a review of local and national peer group salary surveys. Comparisons are made within the industry in such disciplines as operations, accounting and sales. The salary structure is designed to attract and retain highly qualified executives. This is accomplished by providing competitive base salaries and meaningful incentives intended to reward performance. Such performance is measured against pre-established quantitative goals that are specific to the officer's performance. The officer's responsibilities, performance evaluations and expected future contributions are factored into annual increases.

     Mr. Calian, who received options to purchase 100,000 shares of Common Stock in fiscal 1994 for acting as President and Chief Executive Officer did not receive additional renumeration in that capacity in fiscal 1995. Mr. Calian did receive director's fees which are paid to all non-employee directors.

     The philosophy behind Mr. George's compensation, who became a director and Chief Executive Officer in March 1995 and President and Chief Operating Officer in September 1994, was to provide Mr. George with a salary which was at the low end of the range for a chief executive officer of a comparable company. The grant of options to purchase 100,000 shares of Common Stock at $2.75 per share was made to incentize Mr. George by directly linking a meaningful portion of his total compensation package to increases in stockholder value. The options vest over a two-year period but become immediately exercisable if, among other reasons, the Common Stock trades at $6 per share or more for more than 30 consecutive days. The Common Stock has traded at $6 per share or more for more than 30 consecutive days, therefore the options are now fully exercisable. Mr. George was not present at the time the other Board members approved his compensation package.

     In fiscal 1995, Mr. George, and the other named executives in the Summary Compensation Table, qualified for a $19,534 cash bonus for achieving specific financial performance objectives based on the Company's earnings before interest and taxes.

     The salaries of all executive officers are comparable to and competitive with other top executives in other companies within the industry. Incentive compensation is tied to Company performance based on earnings before interest and taxes and is intended to encourage continued profitability and teamwork, and enhanced stockholder value.

     The Board recognizes that while bonus programs provide rewards for positive short-term individual and corporate performance, the interests of stockholders are best served by giving key employees the opportunity to participate in the appreciation of the Company's Common Stock through the granting of stock options thereby aligning such employees' interests with those of the Company's stockholders. The Board believes that over an extended period of time, stock performance will, to a meaningful extent, reflect executive performance, and that such arrangements further reinforce management goals and incentives to achieve stockholder objectives. During fiscal 1995, Mr. Zimmer was granted options to purchase 5,000 shares of Common Stock to align his option holdings more closely with the holdings of the other individuals named in the Summary Compensation Table and others who are not named.

     The Board believes that the compensation program properly rewards its executive officers for achieving improvements in the Company's performance and serving the interests of its stockholders.

C. Clifford Brake
Marshall L. Burman
Philip C. Calian
Robert W. George
Richard M. Harris
Donald J. Liebentritt
Sheli Z. Rosenberg

                               PERFORMANCE GRAPH

     Below is a graph comparing total stockholders' return on the Company's Common Stock over the last five years with the S&P 500 and a Peer Group comprised of Portage Industries Inc., Shorewood Packaging Inc. and Sun Coast Plastics Inc.

      Measurement Period          CFI Indus-
    (Fiscal Year Covered)         tries, Inc.      S&P 500        Peer Group
1990                                    100.00          100.00          100.00
1991                                     96.77          107.40           62.31
1992                                     93.55          121.80           71.38
1993                                     83.87          138.40           78.44
1994                                     77.42          140.35          160.86
1995                                    106.45          176.94          123.88

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the names and addresses of all persons who owned, to the knowledge of management of the Company, beneficially more than 5% of the outstanding shares of Common Stock as of October 18, 1995:

                                                                         AMOUNT AND
                                                                           NATURE
                                                                             OF
                         NAME AND ADDRESS OF                             BENEFICIAL       PERCENT
                          BENEFICIAL OWNER                              OWNERSHIP(1)      OF CLASS
---------------------------------------------------------------------   ------------      --------
Equity Holdings(2)...................................................     1,334,592         66.8%
Two North Riverside Plaza
Chicago, Illinois 60606

---------------
(1) The amounts of the Company's Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission ("SEC") governing the determination of beneficial ownership of securities.

(2) Equity Holdings, an Illinois general partnership, is comprised of Samuel Zell, Trustee of the Samuel Zell Revocable Trust under a trust agreement dated January 17, 1990, Ann Lurie and Sheli Z. Rosenberg, Co-Trustees of the Robert H. and Ann Lurie Trust and B/S Investments, an Illinois general partnership. Certain direct and indirect beneficial owners of B/S Investments are trusts created for the benefit of Mr. Zell and his family and Mrs. Lurie and her family. Mmes. Rosenberg and Lurie are trustees of certain of these trusts. Mr. Zell and Mmes. Rosenberg and Lurie may be deemed to be beneficial owners of the shares of Common Stock owned by Equity Holdings but they each disclaim beneficial ownership of such shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of October 18, 1995, certain information with respect to the Common Stock that may be deemed to be beneficially owned by each director of CFI, the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                             SHARES UPON
           NAME OF BENEFICIAL              SHARES OF         EXERCISE OF                      PERCENT
                HOLDER(1)                 COMMON STOCK       OPTIONS(2)      TOTAL            OF CLASS
----------------------------------------- ------------       -----------   ---------          --------
C. Clifford Brake........................          --            4,500         4,500             *
Marshall L. Burman.......................         500            4,500         5,000             *
Philip C. Calian.........................          --          103,000       103,000             4.9%
Robert W. George.........................          25          100,000       100,025             4.8%
Richard M. Harris........................       5,000            4,500         9,500             *
Donald J. Liebentritt....................         300            4,500         4,800             *
Richard L. Partlow.......................          25           45,000        45,025             2.2%
Sheli Z. Rosenberg.......................   1,346,050(3)(4)      4,500     1,350,550(3)(4)      67.5%
Robert W. Zimmer.........................       2,025(5)        20,000        22,025(5)          1.1%
All directors and executive officers as a
  group including the above-named
  persons................................   1,353,925          290,500     1,644,425            71.9%

---------------
 *  Less than 1%

(1) Unless otherwise indicated, each person included in the group has sole investment power and sole voting power with respect to the securities beneficially owned by such person.

(2) The amounts shown in this column reflect shares of Common Stock subject to options granted under the Company's 1991 Stock Option Plan which are currently exercisable or exercisable within 60 days of this table.

(3) Includes 1,334,592 shares beneficially owned by Equity Holdings. Under the regulations of the SEC, Mrs. Rosenberg may be deemed to be the beneficial owner of all the shares which are beneficially owned by Equity Holdings, see "Security Ownership of Certain Beneficial Owners." Mrs. Rosenberg disclaims beneficial ownership of the shares beneficially owned by Equity Holdings.

(4) Includes 11,458 shares beneficially owned by Mrs. Rosenberg's spouse. Mrs. Rosenberg disclaims beneficial ownership of the shares beneficially owned by her spouse.

(5) Includes 2,000 shares held in as joint tenants with Mr. Zimmer's mother.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 1995, the Company paid approximately $46,000 to Equity Group Investments, Inc. ("EGI") and certain of its affiliates. EGI is an affiliate of Equity Holdings. The amount paid was for services relating to corporate planning, corporate secretarial services, tax advice and other matters. The Company believes that such payments were reasonable and were paid on terms substantially similar to those which would have been obtained from an unrelated third party.

     During fiscal 1995, the Company paid Rosenberg & Liebentritt, P.C., a law firm whose two stockholders are Mrs. Rosenberg and Mr. Liebentritt, $32,000 in legal fees. During fiscal 1995, the Company paid Seyfarth approximately $68,800. Mrs. Rosenberg's spouse is a partner at Seyfarth. Such amounts are also disclosed in "Compensation Committee Interlocks and Insider Participation."

            APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN,
                THE FORM YOUR FUTURE PLAN (THE "PURCHASE PLAN")
                                  (PROPOSAL 2)

     The Company seeks stockholder approval of the Purchase Plan because the Internal Revenue Code of 1986, as amended, (the Code), requires such approval for any plan that is intended to constitute an "employee stock purchase plan" under section 423 of the Code. The Board adopted the Purchase Plan on March 24, 1995, and recommended that it be submitted to the stockholders of the Company for approval.

     The purpose of the Purchase Plan is to provide a method for eligible employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the purchase of shares of Common Stock from the Company at a discount from fair market value, by means of voluntary payroll deductions between 1% and 20% of an employee's base pay on each pay date and by awards of Common Stock to employees or groups of employees at the Company's discretion. A total of 200,000 shares of Common Stock of the Company (subject to adjustments for stock splits, stock dividends, recapitalizations or other corporate restructurings) has been authorized for issuance under the Purchase Plan. The full text of the Purchase Plan, as approved and adopted by the Board, is set forth in Exhibit A to this Proxy Statement, and the following description of the Purchase Plan is qualified in its entirety by reference to the text of the Purchase Plan.

DESCRIPTION OF THE PURCHASE PLAN

     General. A committee of the Board that administers the Purchase Plan (the "Plan Committee") will on a semi-annual basis make available to eligible employees who elect to participate in the Purchase Plan (the "Participant") shares of Common Stock for the six-month period in an "Offering". Eligible employees will be able to purchase Common Stock during an Offering at a price less than the fair market value of the Common Stock on the date of the purchase from funds accumulated through payroll deductions during such Offering (the "Effective Date"). The discount from the fair market value has been set at 15%. The right of an eligible employee to purchase Common Stock in any Offering is referred to as an "Option".

     Common Stock purchased under the Purchase Plan will be held for each Participant's account ("Account') by electronic record.

     Eligibility. The Purchase Plan is open to employees of the Company and its subsidiaries who (i) have been employed for at least 90 days and (ii) customarily work more than 20 hours each week and more than five months in a calendar year. An employee who meets the above criteria but who, after the grant of an Option, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company would not be an eligible employee.

     Administration. The Purchase Plan is administered by the Plan Committee who has responsibility for general operation of the Purchase Plan and has the power to interpret provisions of the Purchase Plan. An agent appointed by the Company (the "Plan Agent") will handle the day to day operations of the Purchase Plan administering the recordkeeping of each Participant. Account statements will be sent to each Participant after each Offering period and will set forth: (i) payroll deductions; (ii) dividends, if any, received on Common Stock purchased under the Purchase Plan; (iii) the total amounts applied to the purchase of Common Stock during the Offering, (iv) numbers of shares purchased; (v) number of shares distributed, if any; (vi) market value at the end of each Offering period, (vii) fair market value of the shares; (viii) semi-annual discount, (ix) cash balance; and (x) Account balance for the Purchase Plan, year-to-date.

     Participation. After a Participant's enrollment in the Purchase Plan is effective, the amount to be deducted from the Participant's payroll check for a given period will be deducted and allocated to such Participant's Account. On the last business day of the Offering, a Participant shall be deemed to have exercised his or her Option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock as his or her accumulated base pay deductions on such date will allow at the purchase price. No fractional shares will be purchased. Unless a Participant elects otherwise, the Company shall carryover the remaining balance in such Participant's Account to the next Offering. No interest will be paid or allowed on any money in the Account of the Participant.

     Exercise Price. The purchase price per share for each Offering shall be 85% of the lesser of: (i) the fair market value of the Common Stock on the last business day of the Offering; or (ii) the greater of (A) the fair market value of the Common Stock for the Offering, and (B) the fair market value of the Common Stock on the first business day of the Offering,

     Withdrawal. A Participant may withdraw from the Purchase Plan by delivering a withdrawal notice to the Company at least 10 business days prior to the end of such Offering. In such event, the Company will refund the entire balance of his or her account as soon as practicable thereafter. To re-enter the Purchase Plan, an eligible employee who has previously withdrawn must re-enroll in the Purchase Plan. Such re-entry cannot, however, become effective before the beginning of the next Offering following his or her withdrawal.

     Awards. The Plan Committee may make awards of Common Stock to employees or groups of employees in its discretion. The Plan Committee shall determine, in its sole discretion, who shall receive an award, the size of any award and the conditions and restrictions, if any, applicable to such award.

     Expenses. Fees and expenses incurred in connection with the administration of the Purchase Plan will be paid by the Company. The expenses of any sale, however, will be borne by the Participant.

     Terminations and Amendments. The Purchase Plan may be terminated at any time by the Board. It will terminate in any case on the earlier of (a) the date on which all or substantially all of the unissued shares of the Common Stock reserved for its purpose have been purchased, or (b) 10 years from the date the Purchase Plan was adopted by the Board.

     The Board also reserves the right to amend the Purchase Plan from time to time in any respect provided, however, that no amendment shall become effective without prior approval of the Company's stockholders (i) which would increase the aggregated number of shares of Common Stock to be issued under the Purchase Plan (other than pursuant to the provisions of the Purchase Plan relating to adjustments in the event of stock splits, stock dividends, mergers and other changes in the capitalization of the Company); (ii) which would change the class of employees eligible to reserve Options under the Purchase Plan; and (iii) if such amendment requires stockholder approval for any other reason in order for the Purchase Plan to be eligible or to continue to qualify for the benefits conferred by SEC Rule 16b-3.

FEDERAL INCOME TAX CONSEQUENCES

     Amounts deducted from a Participant's payroll check under the Purchase Plan continue to be taxable income to the Participant in the year such amounts are earned. Such income would be subject to taxation to the same extent (Federal, state and local) as other compensation income received by the Participant. Participants will not recognize additional taxable income either (i) at the time an Option is granted pursuant to the Purchase Plan, or (ii) at the time an option is exercised under the Purchase Plan.

     A Participant will not realize any taxable income when Common Stock is purchased in his or her Account under the Purchase Plan.

     A Participant who purchases Common Stock pursuant to an Option under the Purchase Plan and disposes (by sale or exchange) of such Common Stock more than two years after the Option is granted and more than one year after the option is exercised, or who dies at any time while holding the Common Stock, will recognize ordinary income at the time of disposition or death in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the Common Stock at the time of the disposition or death over the purchase price paid for the Common Stock, or (ii) 15% of the fair market value of the Common Stock determined on the Effective Date of the Offering. The Participant's basis in the Common Stock disposed of will be increased by the amount of ordinary income recognized. Any further gain recognized on the disposition will be taxed as a long-term capital gain.

     A Participant who purchases Common Stock pursuant to an Option under the Purchase Plan and disposes of such Common Stock less than two years after the Option is granted or less than one year after the Option is exercised will recognize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the Common Stock on the date of the exercise of the Option over the purchase price paid for such Common Stock. Any additional gain or loss recognized by the Participant on the disposition will be a short-term or long-term capital gain or loss, depending on whether the Participant held the Common Stock for at least one year.

     Recipients of awards shall recognize ordinary income based upon the fair market value of the award at the award date.

     PARTICIPANTS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES THAT MAY RESULT FROM PARTICIPATION IN THE PURCHASE PLAN AND THE SUBSEQUENT DISPOSAL OF COMMON STOCK PURCHASED PURSUANT TO THE PURCHASE PLAN. NOTHING CONTAINED HEREIN SHALL BE TREATED AS TAX ADVISE.

     The Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under
Section 401(a) of the Code.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS
                       WITH RESPECT TO THE PURCHASE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PURCHASE PLAN. IF A CHOICE IS SPECIFIED ON THE PROXY BY A STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE PURCHASE PLAN.

                               EXECUTIVE OFFICERS

     Philip C. Calian serves as Chairman of the Board of the Company and Plastofilm. For further information about his experience and positions with the Company, see page 2 of the Proxy Statement.

     Robert W. George serves as a Director, President, Chief Executive Officer and Chief Operating Officer of the Company and Plastofilm. For further information see page 3 of the Proxy Statement.

     Donald J. Liebentritt serves as a Director and Vice President of the Company and Plastofilm. For further information about his experience and positions with the Company, see page 3 of the Proxy Statement.

     Richard L. Partlow, Jr. has been Vice President--Sales and Marketing of Plastofilm since December 1991. He had previously been Sales Manager of Plastofilm. Mr. Partlow is 49 years old.

     Robert W. Zimmer became Treasurer and Controller of the Company in September 1994. Mr. Zimmer has been the Controller of Plastofilm since November 1993. From November 1990 through November 1993, Mr. Zimmer was a Vice President and Controller of Kalmus & Associates, Inc. Prior to 1990, Mr. Zimmer was Vice President and Chief Financial Officer of Regensteiner Printing Company. Mr. Zimmer is 44 years old.

                                    AUDITORS

     In accordance with the recommendation of the Audit Committee, Deloitte & Touche LLP was appointed by the Board as independent certified public accountants to examine the financial statements of the Company for fiscal 1995. A representative of Deloitte & Touche LLP is expected to be present at the Meeting where he will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Any proposals of stockholders to be presented at the 1996 Meeting must be received by the Secretary of the Company for inclusion in the Company's Proxy Statement and form of Proxy no later than June 29, 1996.

                                 OTHER MATTERS

     The Board is not aware of any business which will be presented at the Meeting other than those matters set forth in the accompanying Notice of Annual Meeting. If any other matters are properly presented at the Meeting for action, it is intended that the persons named in the accompanying Proxy and acting thereunder will vote in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors

                                          SUSAN OBUCHOWSKI
                                          Secretary

October 27, 1995
Chicago, Illinois

                                                                       EXHIBIT A

                         THE CFI INDUSTRIES, INC. FORM
                                YOUR FUTURE PLAN
                            (EFFECTIVE JULY 1, 1995)

                               TABLE OF CONTENTS

                                                                                        PAGE NO.
                                                                                        --------
  1.  Purpose of the Plan..............................................................    A-2
  2.  Definitions......................................................................    A-2
      2.1   "Account"..................................................................    A-2
      2.2   "Award"....................................................................    A-2
      2.3   "Base Pay".................................................................    A-2
      2.4   "Board"....................................................................    A-2
      2.5   "Common Stock".............................................................    A-2
      2.6   "Designated Affiliate".....................................................    A-2
      2.7   "Eligible Employee"........................................................    A-2
      2.8   "Employee".................................................................    A-2
      2.9   "Fair Market Value"........................................................    A-2
      2.10  "Offering".................................................................    A-2
      2.11  "Offering Date"............................................................    A-2
      2.12  "Parent"...................................................................    A-2
      2.13  "Participant"..............................................................    A-3
      2.14  "Pay Day"..................................................................    A-3
      2.15  "Plan Administrator".......................................................    A-3
      2.16  "Subsidiary" or "Subsidiaries".............................................    A-3
  3.  Plan Benefits....................................................................    A-3
  4.  Offerings........................................................................    A-3
  5.  Awards...........................................................................    A-5
  6.  Stock Subject to the Plan........................................................    A-5
  7.  Changes in Capital Structure.....................................................    A-5
  8.  Employee's Rights as a Stockholder...............................................    A-6
  9.  Interest.........................................................................    A-6
 10.  Rights Not Transferable..........................................................    A-6
 11.  Administration of the Plan.......................................................    A-7
 12.  Termination of and Amendments to Plan............................................    A-7

                         THE CFI INDUSTRIES, INC. FORM
                                YOUR FUTURE PLAN

     1. PURPOSE OF THE PLAN. The CFI Industries, Inc. Form Your Future Plan (the "Plan") is adopted effective July 1, 1995, by CFI Industries, Inc., a Delaware corporation (the "Company"), to give all Eligible Employees (defined below) an opportunity to acquire Common Stock (defined below) through the exercise of options that are intended to meet the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and to furnish a facility through which the Company can award or sell shares of Common Stock to selected Employees.

     2. DEFINITIONS.

          2.1 "Account" means the record of the funds accumulated with respect to an Eligible Employee as a result of deductions from his or her paycheck for the purpose of purchasing stock under Paragraph 4.6 of the Plan.

          2.2 "Award" means a grant or sale of shares of Common Stock to an Employee under Section 5 of the Plan.

          2.3 "Base Pay" means regular salary, straight time earnings, or draws against commissions, as the case may be, but excludes compensation for bonuses, overtime, actual commissions, amounts paid as reimbursement of expenses and other additional compensation.

          2.4 "Board" means the Board of Directors of the Company.

          2.5 "Common Stock" means the Company's common stock, $1.00 par value, which may consist of newly issued shares or shares repurchased by the Company on the open market.

          2.6 "Designated Affiliate" means any corporation which is either a Parent or Subsidiary with respect to the Company and whose employees are designated as eligible to participate in the Plan. Any corporation which is either a Parent or a Subsidiary may be designated by the Plan Administrator as a Designated Affiliate and such designation shall remain in effect unless and until revoked by the Plan Administrator.

          2.7 "Eligible Employee" means any person who is an Employee of the Company or a Designated Affiliate on an Offering Date and who has then been an Employee of the Company or a Designated Affiliate for at least 90 days. Notwithstanding the foregoing, a person shall not be an Eligible Employee if (i) his or her customary employment is 20 hours or less per week; (ii) his or her customary employment is for not more than five months in the calendar year; or (iii) immediately after the grant of options hereunder in the specific Offering, he or she would own shares (including all shares which may be purchased under outstanding options) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company, or, if applicable, any Parent or Subsidiary. The rules of Section 424(d) of the Code shall apply in determining share ownership for purposes of item (iii) in the preceding sentence.

          2.8 "Employee" means an individual employed by the Company or a Parent or Subsidiary.

          2.9 "Fair Market Value" means (i) as of a day, the value determined by the Board in its discretion based on recent trading activity; or (ii) for an Offering, the average of such values so determined for all of the business days during such Offering.

          2.10 "Offering" means the period described in Paragraph 4.1 during which Base Pay deductions are made as described in Paragraph 4.3.

          2.11 "Offering Date" means July 3, 1995, and each January 1 and July 1 thereafter if such date is a business day, or the first business day following such date if that date is not a business day.

          2.12 "Parent" means any corporation, other than the Company, in the unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.13 "Participant" means, with respect to an Offering, an Eligible Employee who has satisfied the requirements set forth in Paragraph 4.2, and, with respect to an Award, an Employee who is designated by the Board as a recipient of an Award.

          2.14 "Pay Day" means July 14, 1995, and each subsequent day as of which Base Pay is paid to an Employee.

          2.15 "Plan Administrator" means the Board or the Committee described in Section 11.

          2.16 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the broken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. PLAN BENEFITS.

          3.1 Offerings. In connection with an Offering, the Company shall give Eligible Employees the opportunity to elect Base Pay deductions sufficient to purchase Common Stock as provided in Section 4.

          3.2 Awards. In connection with each Award, the Company shall grant or sell shares of Common Stock to Employees pursuant to Section 5.

     4. OFFERINGS.

          4.1 Duration of Offering. Offerings shall commence on each Offering Date and terminate on the last business day preceding the next following Offering Date.

          4.2 Enrollment. An Eligible Employee may become a Participant in connection with an Offering by completing, signing and filing an enrollment agreement ("Enrollment Agreement") and any other necessary papers with the Company at least 10 business days prior to the commencement of the particular Offering. Base Pay deductions for a Participant shall commence on the first Pay Day in the Offering and shall end on the last Pay Day in the Offering unless earlier terminated by the Participant as provided in Paragraph 4.5. Subject to the following sentence, participation in one Offering under the Plan shall neither limit, nor require, participation in any other Offering. Unless otherwise specified, an Enrollment Agreement will continue to apply to succeeding Offerings until modified or revoked.

          4.3 Base Pay Deductions.

          (a) At the time a Participant files his or her Enrollment Agreement, he or she shall elect to have deductions made from his or her Base Pay of a whole percentage between 1% and 20% of his or her Base Pay on each Pay Day during the time he or she is a Participant in the Offering.

          (b) All Base Pay deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any separate cash payment into such Account nor may payment for shares be made other than by Base Pay deduction.

          (c) A Participant may discontinue his or her Base Pay deductions or participation in the Plan as provided in Paragraph 4.5, but no other change can be made during an Offering and, specifically, except as provided in the next sentence, no change shall be made to the amount of the Base Pay deductions for a Participant for that Offering.

          4.4 Amount of Shares. On each Offering Date, the Plan shall be deemed to have granted to the Participant an option to purchase Common Stock for as many full shares as he or she will be able to purchase with the Base Pay deductions credited to his or her Account during his or her participation in that Offering. Notwithstanding the foregoing, no Eligible Employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar employee stock purchase plans of the Company and, if applicable, a Parent or Subsidiary, to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

          4.5 Withdrawal/Discontinuance.

          (a) A Participant may withdraw with respect to an Offering, in whole but not in part, at any time prior to the last business day of such Offering by delivering a withdrawal notice ("Withdrawal Notice") to the Company at least 10 business days prior to the end of the Offering, in which event the Company will refund the entire balance of his or her Account as soon as practicable thereafter, but not later than the second Pay Day following the delivery of such Notice.

          (b) A Participant may elect to discontinue his or her Base Pay deductions during the course of a particular Offering, at any time at least 10 business days prior to the final Pay Day of such Offering by delivering an election to discontinue deductions to the Company. Such election shall be effective as soon as practicable thereafter, but not later than the second Pay Day following the delivery of such election. Such election shall not constitute a withdrawal for the purpose of this Paragraph 4.5. In the event that a Participant elects to discontinue his or her Base Pay deductions, he or she shall remain a Participant in such Offering and shall be entitled to purchase from the Company such number of full shares of Common Stock as set forth in and in accordance with Paragraph 4.6 of the Plan.

          (c) To re-enter the Plan for purposes of a subsequent Offering, an Eligible Employee who has previously withdrawn or discontinued Base Pay deductions must file a new Enrollment Agreement in accordance with Paragraph 4.2. Such re-entry into the Plan cannot, however, become effective before the beginning of the next Offering following his or her withdrawal or discontinuance.

          4.6 Exercise of Option/Balance Carryover/Reversions. Each Eligible Employee who continues to be a Participant in an Offering through the last business day of that Offering shall be deemed to have exercised his or her option on such date and shall purchase from the Company a number of full shares of Common Stock determined by dividing his or her accumulated Base Pay deductions on such date by the purchase price for such Offering. Any balance remaining in a Participant's Account after such purchase will be carried over to the next Offering, provided that only amounts less than the price of a single share in an Offering may be carried over from one Offering to the next. Upon termination of the Plan, the balance of each Eligible Employee's Account shall be returned to him or her.

          4.7 Exercise Price. The purchase price per share for each Offering shall be 85% of the lesser of: (i) the Fair Market Value of the Common Stock on the last business day of the Offering; or (ii) the greater of (A) the Fair Market Value of the Common Stock for the Offering, or (B) the Fair Market Value of the Common Stock on the Offering Date of the Offering.

          4.8 Exhaustion of Shares. If the total number of shares for which options are to be granted on any Offering Date in accordance with Paragraph
     4.4 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

          4.9 Employee Rights.

          (a) Except as specifically provided herein, all Eligible Employees shall have the same rights and privileges with respect to Offerings under the Plan. All rules and determinations of the Plan Administrator in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

          (b) An Eligible Employee's rights under the Plan with respect to an Offering will terminate when he or she ceases to be an Eligible Employee because of resignation, layoff, or discharge. Subject to subparagraph 4.9(c), a Withdrawal Notice will be considered as having been received from the Employee on the day his or her employment ceases, and all Base Pay deductions not used will be refunded.

          (c) If a Participant's employment shall be terminated by reason of retirement, death, or disability prior to the end of an Offering, he or she (or his or her designated beneficiary, in the event of his or her death, or if none, his or her legal representative) shall have the right, to elect to have the balance of his or her Account either paid to him or her in cash or applied as of the end of such Offering toward the purchase of Common Stock. Such right shall be exercised by written notice given to the Plan Administrator (i) except as provided in clause (ii), no more than 10 business days after such termination of employment; or (ii) if the Participant's employment is terminated by reason of death, no more than 90 days after the Participant's designated beneficiary or legal representative, as the case may be, has received notice from the Plan Administrator regarding such right.

     5. AWARDS.

          5.1 Amount. The Plan Administrator may make Awards of Common Stock to Employees or groups of Employees in its discretion.

          5.2 Participation. The Plan Administrator shall determine, in its sole discretion, who shall receive an Award, the size of any Award and the conditions and restrictions, if any, applicable to such Award. The Plan Administrator's decision shall be based on factors that it deems to be appropriate. An Award may be granted under this Plan to an Employee who has previously received an Award or other benefits under this or other plans of the Company, including to an individual who was the recipient of an Award canceled or suspended in connection with the Award then being granted.

          5.3 Conditions and Restrictions. At the time an Award is granted, the Plan Administrator shall determine the conditions and restrictions, if any, applicable to such Award. Such conditions and restrictions may include (i) provisions for the forfeiture of the shares subject to the Award upon the occurrence or nonoccurrence of specified events, (ii) restrictions on the sale, resale or other disposition of such shares, (iii) restrictions related to the payment of dividends with respect to such shares, (iv) restrictions with respect to the right to vote such shares, (v) put or call rights with respect to such shares, (vi) provisions to comply with federal and/or state securities laws, or (vii) other conditions or restrictions deemed appropriate by the Plan Administrator. The Plan Administrator, in its discretion, shall have the power to eliminate, or accelerate the lapse of, any condition or restriction that it has imposed on an Award.

          5.4 Consideration and Issuance. Common Stock granted under this
     Section 5 shall be transferred in consideration of the services of the Participant, with or without other payment therefor as determined by the Plan Administrator and shall be issued in the Participant's name, or as otherwise directed pursuant to Paragraph 8.3. The Participant will have all of the rights of ownership of such shares, subject to the conditions and restrictions established pursuant to Paragraph 5.3.

     6. STOCK SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock available for grant under options under Section 4, and/or for issuance under Awards under Section 5, shall not exceed 200,000, subject to adjustment pursuant to Paragraph 7.1 hereof. In the event that any option granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, or any share of Common Stock subject to an Award is forfeited pursuant to a condition imposed under Paragraph 5.3, the number of shares of Common Stock theretofore subject to such option or Award shall again be available for grant under an option, or for issuance under an Award, and shall not reduce the aggregate number of shares of Common Stock available under the Plan, as set forth in this Section 6.

     7. CHANGES IN CAPITAL STRUCTURE.

          7.1 Share Adjustment Generally. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in shares, (i) appropriate adjustment shall be made by the Board in the number or kind of shares as to which an option granted under this Plan shall be exercisable, so that the option holder's proportionate interest shall be maintained as before the occurrence of such event and (ii) the number or kind of shares reserved for grant under options and issuance under Awards under the Plan shall be appropriately adjusted. Shares of Common Stock subject to an Award shall be treated in the same manner as other outstanding shares of Common Stock, provided that any conditions and restrictions applicable to the Award shall continue to apply to any Common Stock, other security or other consideration received in connection with the foregoing. Any adjustment made by the Board pursuant to this Paragraph 7.1 with respect to options under Section 4 shall be consistent with Section 424(a) of the Code and shall be conclusive.

          7.2 Merger. In the event of a merger, consolidation or share exchange involving the Company, or the sale of more than 50% of the Company's outstanding Common Stock to another entity or group, the Plan Administrator may revise, alter, amend or modify the terms related to any Offering, or an Award, in any manner that it deems appropriate, including, but not limited to, either of the following respects:

             (i) the date on which shares are purchased under the Offering, or the dates upon which conditions and restrictions lapse under the Award, may be advanced; and

             (ii) the surrender of shares of Common Stock subject to an Award in a merger, consolidation or share exchange involving the Company, or the sale of such shares, may be authorized, free and clear of, or subject to, any conditions and restrictions applicable to such shares, as determined by the Plan Administrator.

          The Plan Administrator may provide for any of the foregoing in an agreement evidencing an Award. If the Plan Administrator believes that any such event is reasonably likely to occur, the Plan Administrator may take the foregoing action at any time before and contingent upon the consummation of such an event.

     8. EMPLOYEE'S RIGHTS AS A STOCKHOLDER.

          8.1 Rights Contingent until Purchase or Issue. No Employee shall have any right as a stockholder with respect to any shares under the Plan until the shares have been purchased in an Offering, or issued in connection with an Award, as applicable, and the purchase or issuance has been evidenced on the ownership records of the Company.

          8.2 Book Entry Ownership. Shares purchased in an Offering, or issued in connection with an Award, as applicable, shall be reflected by means of a book entry record maintained by the Company except to the extent that (i) the Company elects to deliver certificates with respect to shares subject to an Award; or (ii) the Participant requests that certificates be delivered with respect to shares reflected by means of a book entry record pursuant to procedures established by the Company.

          8.3 Registration. Shares purchased by or issued to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs pursuant to procedures established by the Company, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with right of survivorship, to the extent and in the manner permitted by applicable law. With respect to an Offering, such direction shall be by written notice to the Company no less than 10 business days prior to the end of the Offering.

          8.4 Subject to Applicable Laws. The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company.

          8.5 Legends. Certificates for shares of Common Stock purchased or issued hereunder may be legended as the Plan Administrator shall deem appropriate.

     9. INTEREST. No interest will be paid or allowed on any money in the Account of a Participant.

     10. RIGHTS NOT TRANSFERABLE. No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber the Base Pay deductions credited to his or her Account, or any rights with regard to the exercise of an option or to receive shares in an Offering under the Plan, other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the Participant. If any such action is taken by the Participant, or any claim is perfected by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with Paragraph 4.5. An Award, or shares of Common Stock subject to an Award, shall likewise not be subject to sale, assignment, pledge or other disposition if such action would be inconsistent with the conditions and restrictions applicable thereto.

     11. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, if each director is a "disinterested person" (as defined below). If all directors are not "disinterested persons," the Plan shall be administered by a committee consisting of two or more members of the Board, each of whom shall be a "disinterested person," which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Committee shall have such of the powers and authority vested in the Board hereunder as the Board may delegate to it (including the power and authority to interpret any provision of this Plan or of any option or Award). The members of such Committee shall serve at the discretion of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting. The Board and/or the Committee, if one has been established by the Board, shall be referred to in this Plan as the "Plan Administrator." "Disinterested person" shall be defined by reference to the rules and regulations promulgated under Section 16(b) of the Securities Exchange Age of 1934, as amended (the "Act").

     Subject to the provisions of the Plan, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to (a) construe and interpret the Plan, (b) define the terms used in the Plan, (c) prescribe, amend and rescind rules and regulations relating to the Plan, (d) correct any defect, supply any omission or reconcile any inconsistency in the Plan, (e) determine the time or times at which options shall be granted under the Plan, (f) determine all other terms and conditions of options, and (g) make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all Participants in the Plan and on their legal representatives, heirs and beneficiaries.

     12. TERMINATION OF AND AMENDMENTS TO PLAN. The Plan may be terminated at any time by the Board. It will terminate in any case on the earlier of (a) the date on which all or substantially all of the unissued shares of Common Stock reserved for the purpose of the Plan have been issued and, in the case of outstanding Awards, upon the lapse of all forfeiture conditions applicable thereto, or (b) 10 years from the date the Plan is adopted by the Board. Upon such termination or any other termination of the Plan, all Base Pay deductions not used to purchase shares will be refunded.

     The Board also reserves the right to amend the Plan from time to time in any respect, provided, however, that no amendment shall be effective without prior approval of the stockholders of the Company (a) which would, except as provided in Sections 6 and 7, increase the aggregate number of shares of Common Stock to be issued under the Plan, (b) which would change the class of Employees eligible to receive options or Awards under the Plan, or (c) if such amendment requires stockholder approval for any other reason in order for the Plan to be eligible or continue to qualify for the benefits conferred by Securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements. No amendment may adversely affect an outstanding option without the consent of the holder thereof unless such amendment is required by law.

                             CFI INDUSTRIES, INC.

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 1995

The undersigned hereby appoints PHILP C. CALIAN and ROBERT W. GEORGE as proxies, each with the power to appoint a substitute, and thereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CFI Industries, Inc. held of record by the undersigned on October 18, 1995 at the Annual Meeting of Stockholders to be held on December 5, 1995, or any adjournment thereof.
1. Authority to vote for the election as directors of the group of seven nominees proposed by the board of directors listed below.
           C. Clifford Brake, Marshall L. Burman, Philip C. Calian, Robert W. George, Richard M. Harris, Donald J. Liebentritt and Sheli Z. Rosenberg
2. To approve the Company's employee stock purchase plan, the Form Your Future Plan.
3. To transact such other business as may properly come before the meeting or any adjournment thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR authority to vote for the election as directors of the group of seven nominees proposed by the board of directors and FOR authority to vote for the Form Your Future Plan.
                                         FOR        WITHHELD
     1.   Election of Directors.
     For, except vote withheld from the following nominees:

     _____________________________________________________________
                                         FOR        WITHHELD      ABSTAIN
     2.   Form Your Future
          Plan approval


     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                            IMPORTANT:  Please  sign  and  date
                                            this  Proxy exactly as your name or
                                            names  appear(s)  hereon.   If  the
                                            stock is  held  jointly, signatures
                                            should include both names.
                                            Executors, administrators, trustees,
                                            guardians  and  others  signing in a
                                            representative capacity should  give
                                            full title.  In order to ensure that
                                            your  shares  will be represented at
                                            the  annual meeting of stockholders,
                                            please  sign,  date  and return this
                                            Proxy   promptly  in  the  enclosed
                                            business  reply  envelope.   If you
                                            do  attend the meeting, you may, if
                                            you  wish,  withdraw your Proxy and
                                            vote in person.


     _________________________________________


     _________________________________________
                             Dated: ____________________, 1995